UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2011

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ο                                    Written communications pursuant to Rule 425 under the Securities Act

ο                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

ο                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

ο                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of matters to a Vote of Security Holders.
BofI Holding, Inc., (the “Registrant”) parent of BofI Federal Bank (together, the “Company”) held its annual meeting of shareholders on October 20, 2011. Proxy statements were sent to all of the Company's common stockholders of record as of August 26, 2011. Set forth below are the voting results for each of the matters submitted to a vote of the shareholders.
The first proposal was the election of the following three directors: Theodore C. Allrich, John Gary Burke, and Nicholas A. Mosich. All three directors were elected with the following votes tabulated:

	For	Withheld	Non-Votes
Theodore C. Allrich	5,858,147	1,041,550	2,341,633
John Gary Burke	5,858,062	1,041,635	2,341,633
Nicholas A. Mosich	5,859,350	1,040,347	2,341,633

The second proposal was to approve in a non-binding and advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2011 Annual Meeting of Shareholders. This proposal received the following votes:

For	Against	Abstain	Non-Votes
5,670,617	1,129,711	99,369	2,341,633

The third proposal was to recommend, in a non-binding and advisory vote, whether future non-binding and advisory shareholder vote on executive compensation should occur every year, every two years or every three years:

1 yr	2 yrs	3 yrs	Abstain	Uncast
2,726,782	17,982	3,500,509	652,265	0

The fourth proposal was to approve the performance-based incentive award structure in the President and CEO's May 26, 2011 employment agreement to allow the Company to take federal income tax deductions for performance-based compensation paid in accordance with the employment agreement:

For	Against	Abstain	Non-Votes
6,503,597	166,046	230,054	2,341,633

The fifth proposal was to ratify the selection of Crowe Horwath LLP to audit the Company's financial statements for fiscal year 2012:

For	Against	Abstain	Non-Votes
8,644,419	582,844	14,067	0

Item 7.01 Regulation FD Disclosure.
On October 20, 2011, the Company made available an investor presentation following the Company’s Annual Meeting of Shareholders. A copy of the slides used in the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of October 19, 2011, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement
Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits
99.1    2011 Fiscal Year Annual Shareholder Meeting Presentation dated October 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI Holding, Inc.

By: /s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer

Date: October 21, 2011